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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2000 with respect to the financial statements of GenStar Therapeutics Corporation included in the Registration Statement (Form S-3) and related Prospectus for the registration of shares of its common stock.

                                                 /s/ ERNST & YOUNG LLP
San Diego, California


April 20, 2000